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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                SCHEDULE 13E-3
                       Rule 13e-3 Transaction Statement
      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                               ----------------

                          UNITED WATER RESOURCES INC.
                             (Name of the Issuer)

                          UNITED WATER RESOURCES INC.
                            SUEZ LYONNAISE DES EAUX
                       LYONNAISE AMERICAN HOLDING, INC.
                              LAH ACQUISITION CO.
                      (Name of Persons Filing Statement)

      Common Stock, No Par Value                     0009131901
    (Title of Class of Securities)      (CUSIP Number of Class of Securities)

                                      and

    Series A Cumulative Convertible                  193190 20 3
    Preference Stock, No Par Value      (CUSIP Number of Class of Securities)
    (Title of Class of Securities)

         William S. Lamb, Esq.                Garry P. McCormack, Esq.
LeBoeuf, Lamb, Greene & MacRae, L.L.P.         Piper & Marbury L.L.P.
         125 West 55th Street                1251 Avenue of the Americas
        New York, NY 10019-5389                New York, NY 10020-1104
       Telephone: (212) 424-8000              Telephone: (212) 835-6000

  (Name, Address and Telephone Number of Person Authorized to Receive Notices
                                      and
             Communications on Behalf of Persons Filing Statement)

                               ----------------

  This statement is filed in connection with (check the appropriate box):

  a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

  b. [_] The filing of a registration statement under the Securities Act of 1933.

  c. [_] A tender offer.

  d. [_] None of the above.

  Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                               ----------------

                           CALCULATION OF FILING FEE

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
         Transaction                                                Amount of
          Valuation*                                               Filing Fee
------------------------------------------------------------------------------
         $983,564,824                                              $196,712.96
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
* For purposes of calculating fee only. This amount is based on (i) 27,199,081 (the number of common shares, excluding shares held by Lyonnaise American Holding, Inc., outstanding and resulting from the conversion of the Series A Cumulative Convertible Preference Stock, as of September 30,
   1999) multiplied by $35.00 plus (ii) $31,596,989 (the net value of options and their related accrued dividends), multiplied by 1/50th of one percent.
[X]Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. Schedule 14A, preliminary proxy statement, filed by United Water Resources Inc. on October 6, 1999.

                                 INTRODUCTION

  This Rule 13e-3 Transaction Statement on Schedule 13E-3 (this "Transaction Statement") is being jointly filed by each of (i) United Water Resources Inc., a New Jersey corporation ("UWR"), (ii) Suez Lyonnaise des Eaux, a French societe anonyme ("SLDE"), (iii) Lyonnaise American Holding, Inc., a Delaware corporation and a wholly-owned subsidiary of SLDE ("LAH"), and (iv) LAH Acquisition Co., a New Jersey corporation and a wholly-owned subsidiary of LAH ("LAH Acquisition"). UWR, LAH, LAH Acquisition and SLDE are parties to an Agreement and Plan of Merger, dated as of August 20, 1999 (the "Merger Agreement"), pursuant to which LAH Acquisition will be merged with and into UWR and UWR will become a wholly-owned subsidiary of LAH. A copy of the Merger Agreement has been filed with the SEC as Annex A to the preliminary proxy statement of UWR (the "proxy statement"), which is filed as Exhibit D(1) to this Transaction Statement.

  Although SLDE, LAH and LAH Acquisition do not believe that they are affiliates of UWR and, therefore, do not believe that they are required to file a Transaction Statement on Schedule 13E-3, they are filing this Transaction Statement for informational purposes.

  The information contained in this Transaction Statement concerning UWR, SLDE, LAH and LAH Acquisition was supplied by UWR, SLDE, LAH and LAH Acquisition, respectively. No party to this Transaction Statement takes responsibility for the accuracy of the information provided by any other party to this Transaction Statement.

  Unless otherwise indicated, all cross references below are to headings and subheadings in the text of the proxy statment (without reference to the form of proxy card, letter to stockholders or notice of meeting). The information in the proxy statement is expressly incorporated in this Transaction Statement by the references below, and such responses are qualified in their entirety by reference to the information contained in the proxy statement.

   CROSS REFERENCE SHEET SHOWING LOCATION IN PRELIMINARY PROXY STATEMENT OF
                INFORMATION REQUIRED BY ITEMS IN SCHEDULE 13E-3

 Schedule 13E-3 Item                               Location in proxy statement
 -------------------                               ---------------------------
 1. Issuer and Class of Security Subject to the
    Transaction
    Item 1(a)                                   Cover Page; "SUMMARY--The
                                                Companies" and "THE COMPANIES--
                                                UWR."
    Item 1(b)                                   Cover Page; "SUMMARY--The UWR
                                                Special Meeting" and "THE
                                                SPECIAL MEETING--Record Date;
                                                Voting Rights."
    Item 1(c)                                   "SUMMARY--Price of UWR Common
                                                Stock and Dividends" and "PRICE
                                                OF UWR COMMON STOCK AND DIVI-
                                                DENDS."
    Item 1(d)                                   "SUMMARY--Price of UWR Common
                                                Stock and Dividends" "The Merg-
                                                er--Potential Conflicts of In-
                                                terest of Certain Persons in the
                                                Merger" and "SUMMARY--The Merger
                                                Agreement."
    Item 1(e)                                   Not applicable.
    Item 1(f)                                   "THE COMPANIES--Recent Transac-
                                                tions Between UWR, LAH and SLDE"
 2. Identity and Background
    Items 2 (a), (b), (c), (d) and (g)          "SUMMARY--The Companies" and
                                                "THE COMPANIES"
    Item 2(e)                                   Not Applicable.
    Item 2(f)                                   Not Applicable.

 Schedule 13E-3 Item                                    Location in proxy statement
 -------------------                                    ---------------------------
 3.  Past Contacts, Transactions or Negotiations

      Item 3(a) (1)                                       "SUMMARY--The Merger;"
                                                          "THE MERGER--Potential
                                                          Conflicts of Interests
                                                          of Certain Persons in
                                                          the Merger" and "THE
                                                          COMPANIES--Recent Trans-
                                                          actions Between UWR, LAH
                                                          and SLDE."

      Item 3(a) (2)                                       "SUMMARY--The Merger;"
                                                          "THE MERGER--Potential
                                                          Conflicts of Interests
                                                          of Certain Persons in
                                                          the Merger" and "THE
                                                          COMPANIES--Recent Trans-
                                                          actions Between UWR, LAH
                                                          and SLDE."

      Item 3(b)                                           "SUMMARY--The Merger;"
                                                          "THE MERGER--Potential
                                                          Conflicts of Interests
                                                          of Certain Persons in
                                                          the Merger" and "THE
                                                          COMPANIES--Recent Trans-
                                                          actions Between UWR, LAH
                                                          and SLDE."

 4.  Terms of the Transaction

      Items 4(a) and (b)                                  "SUMMARY--The Merger;"
                                                          "SUMMARY--The Merger
                                                          Agreement;" "THE MERGER"
                                                          and "THE MERGER AGREE-
                                                          MENT"

 5.  Plans or Proposals of the Issuer or Affiliate

      Items 5(a)-(g)                                      "SUMMARY--The Merger;"
                                                          "THE MERGER--Overview"
                                                          and "THE MERGER--Certain
                                                          Effects of the Merger."

 6.  Source and Amounts of Funds or Other Consideration

      Item 6(a), (b) and (c)                              Cover Page; "MERGER RE-
                                                          LATED FINANCING" and
                                                          "THE SPECIAL MEETING--
                                                          Cost of Solicitation of
                                                          Proxies."

      Item 6(d)                                           Not Applicable.

 7.  Purpose(s), Alternatives, Reasons and Effects

      Items 7(a), (b) and (c)                             "SUMMARY--The Merger;
                                                          "THE MERGER--Background
                                                          of the Merger;" "THE
                                                          MERGER--Rothschild as
                                                          Financial Advisor to
                                                          SLDE and LAH;" "THE
                                                          MERGER--SLDE's and LAH's
                                                          Belief that the Merger
                                                          is Fair to UWR's
                                                          Unaffiliated
                                                          Stockholders;" "THE
                                                          MERGER--Reasons for the
                                                          Merger and
                                                          Recommendation of the
                                                          Board of Directors" and
                                                          "THE MERGER--Certain
                                                          Effects of the Merger."

      Item 7(d)                                           "SUMMARY--The Merger;"
                                                          "THE MERGER--Federal In-
                                                          come Tax Consequences;"
                                                          "THE MERGER--Certain Ef-
                                                          fects of The Merger;"
                                                          and "THE MERGER AGREE-
                                                          MENT--Effects of the
                                                          Merger."

 8.  Fairness of the Transaction

      Item 8(a), (b), (c), (d), (e) and (f)               "SUMMARY--The UWR Spe-
                                                          cial Meeting;" "THE SPE-
                                                          CIAL MEETING--Vote Re-
                                                          quired;" "THE MERGER--
                                                          Background of the Merg-
                                                          er;" "THE

 Schedule 13E-3 Item                                  Location in proxy statement
 -------------------                                  ---------------------------

                                                       MERGER--Reasons for the
                                                       Merger and Recommendation
                                                       of the Board of Direc-
                                                       tors;" "THE MERGER--SLDE's
                                                       and LAH's Belief That The
                                                       Merger Is Fair To UWR's
                                                       Unaffiliated Stockhold-
                                                       ers;" "THE MERGER--Opinion
                                                       of UWR's Financial Advi-
                                                       sor;" "THE MERGER--Certain
                                                       Effects of the Merger;"
                                                       "THE MERGER--Rothschild as
                                                       Financial Advisor to SLDE
                                                       and LAH;" "THE MERGER--Po-
                                                       tential Conflicts of In-
                                                       terest of Certain Persons
                                                       in the Merger" and "Opin-
                                                       ion of Morgan Stanley &
                                                       Co. Incorporated," dated
                                                       as of the date of the
                                                       proxy statement and an-
                                                       nexed to the proxy state-
                                                       ment as Annex B.

 9.   Reports, Opinions, Appraisals and Certain Negotiations

       Items 9(a)-(c)                                  "THE MERGER--Background of
                                                       the Merger;" "THE MERGER--
                                                       Reasons for the Merger and
                                                       Recommendation of the
                                                       Board of Directors;" "THE
                                                       MERGER--Opinion of UWR's
                                                       Financial Advisor;" "THE
                                                       MERGER--Certain Effects of
                                                       the Merger;" "THE MERGER--
                                                       Rothschild as Financial
                                                       Advisor to SLDE and LAH;"
                                                       "THE MERGER--Potential
                                                       Conflicts of Interest of
                                                       Certain Persons in the
                                                       Merger" and "Opinion of
                                                       Morgan Stanley & Co. In-
                                                       corporated," dated as of
                                                       the date of the proxy
                                                       statement and annexed to
                                                       the proxy statement as An-
                                                       nex B.

 10.   Interest in Securities of the Issuer

       Item 10(a)                                      "FIVE PERCENT OWNER OF UWR
                                                       COMMON STOCK" and "SECU-
                                                       RITY OWNERSHIP OF CERTAIN
                                                       BENEFICIAL OWNERS AND MAN-
                                                       AGEMENT."

       Item 10(b)                                      "FIVE PERCENT OWNER OF UWR
                                                       COMMON STOCK;" "PRICE OF
                                                       UWR COMMON STOCK AND DIVI-
                                                       DENDS;" "THE COMPANIES--
                                                       Recent Transactions Be-
                                                       tween UWR, LAH and SLDE"
                                                       and "SUMMARY--Price of UWR
                                                       Common Stock and Divi-
                                                       dends."

 11.   Contracts, Arrangements or Understandings with
       Respect to the Issuer's Securities
                                                       "SUMMARY--The Merger;"
                                                       "SUMMARY--The Merger
                                                       Agreement;" "THE MERGER;"
                                                       "THE MERGER AGREEMENT;"
                                                       "THE COMPANIES--Recent
                                                       Transactions Between UWR,
                                                       LAH and SLDE;" "SECURITY
                                                       OWNERSHIP OF CERTAIN BENE-
                                                       FICIAL OWNERS AND MANAGE-
                                                       MENT" and "FIVE PERCENT
                                                       OWNER OF UWR COMMON
                                                       STOCK."

Schedule 13E-3 Item                         Location in proxy statement
-------------------                         ---------------------------

12.   Present Intention and
      Recommendation of Certain
      Persons with Regard to the
      Transaction

      Items 12(a)-(b)               "THE MERGER--Reasons for the Merger and
                                    Recommendation of the UWR Board of Direc-
                                    tors;" "QUESTIONS AND ANSWERS ABOUT THE
                                    MERGER;" "THE MERGER--Rothschild as Finan-
                                    cial Advisor to SLDE and LAH;" "THE MERG-
                                    ER--SLDE's and LAH's Belief That The Merger
                                    is Fair to UWR's Unaffiliated Stockhold-
                                    ers;" "SUMMARY" and "THE MERGER--Background
                                    of the Merger."

13.   Other Provisions of the
      Transaction

      Item 13(a)                    "THE MERGER--Absence of Appraisal Rights"

      Item 13(b) "THE MERGER AGREEMENT--Access to Informa-tion" and "WHERE YOU CAN FIND MORE INFORMA-
                                    TION."

      Item 13(c)                    Not Applicable.

14.   Financial Information

      Item 14(a)(1) "SELECTED HISTORICAL AND FINANCIAL DATA" and "Opinion of Morgan Stanley & Co.
                                    Incorporated" dated as of the date of the proxy statement, in, and annexed to the proxy statement as Annex B.

      Item 14(a)(2)                 "WHERE YOU CAN FIND MORE INFORMATION"

      Item 14(a)(3)                 "WHERE YOU CAN FIND MORE INFORMATION"

      Item 14(a)(4)                 "WHERE YOU CAN FIND MORE INFORMATION"

      Item 14(b)                    Not Applicable.

15.   Persons and Assets Employed,
      Retained or Utilized

      Item 15(a)                    "SUMMARY--The Merger;" "SUMMARY--The Merger
                                    Agreement" "THE SPECIAL MEETING--Cost of
                                    Solicitation of Proxies;" "THE MERGER--
                                    Overview" and "The Merger--Certain Effects of the Merger."

      Item 15(b) "THE SPECIAL MEETING--Cost of Solicitation of Proxies;" "THE MERGER--Background of the Merger;" "THE MERGER--Reasons for the
                                    Merger and Recommendation of the Board of Directors;" "THE MERGER--Opinion of UWR's
                                    Financial Advisor;" "THE MERGER--Rothschild as Financial Advisor to SLDE and LAH;" "THE
                                    MERGER AGREEMENT--Exchange of Stock
                                    Certificates" and "Opinion of Morgan
                                    Stanley &

Schedule 13E-3 Item                    Location in proxy statement
-------------------                    ---------------------------

                               Co. Incorporated," dated as of the date of the proxy statement and annexed to the proxy statement as Annex B.

16.  Additional Information    The proxy statement in its entirety.

17.   Material to Be Filed as
      Exhibits

  Item 17(a)                   --Not applicable.

  Item 17(b)(1)                --Opinion of Morgan Stanley & Co.
                                Incorporated, dated as of August 20, 1999.

  Item 17(b)(2)                --Opinion of Morgan Stanley & Co.
                                Incorporated, dated as of the date of the proxy statement, filed as Annex B to the proxy statement and incorporated herein by reference.

  Item 17(b)(3)                --"Project Hoops" Presentation by Morgan
                                Stanley & Co. Incorporated, dated August
                                19, 1999, at the UWR Fairness Committee
                                Meeting.

  Item 17(b)(4)                --Rothschild Inc.'s report dated June 1999,
                                to SLDE and LAH, entitled "Periodic Review of Strategic Alternatives in the U.S.
                                Water Market."

  Item 17(b)(5)                --Rothschild Inc.'s report dated August
                                1999, to SLDE and LAH, entitled "Review of Strategic Alternatives."

  Item 17(c)(1)                --Governance Agreement between United Water
                                Resources and Lyonnaise American Holding
                                Inc., dated April 22, 1994 (Filed in
                                Appendix A to Registration Statement No.
                                33-51703).

  Item 17(c)(2)                --Agreement and Plan of Merger by and among
                                United Water Resources Inc., Lyonnaise
                                American Holding, Inc., LAH Acquisition
                                Co. and Suez Lyonnaise des Eaux, dated as of August 20, 1999, filed as Annex A to the proxy statement incorporated herein by reference.

  Item 17(d)(1)                --preliminary proxy statement of United
                                Water Resources Inc. and related Notice of
                                Special Meeting.

  Item 17(d)(2)                --Form of Proxy.

  Item 17(e)                   --Not applicable.

  Item 17(f)                   --Not applicable.

Item 1. Issuer and Class of Security Subject to the Transaction.

  (a) The information set forth on the Cover Page of the proxy statement, and in "SUMMARY--The Companies" and "THE COMPANIES--UWR" in the proxy statement is hereby incorporated herein by reference.

  (b) The information set forth on the Cover Page of the proxy statement and in "SUMMARY--The UWR Special Meeting" and "THE SPECIAL MEETING--Record Date; Voting Rights" in the proxy statement is hereby incorporated herein by reference.

  (c) The information set forth in "SUMMARY--Price of UWR Common Stock and Dividends" and "PRICE OF UWR COMMON STOCK AND DIVIDENDS" in the proxy statement is hereby incorporated herein by reference. There is currently no established trading market for the series A preference stock.

  (d) The information set forth in "SUMMARY--Price of UWR Common Stock and Dividends" and "SUMMARY--The Merger Agreement" in the proxy statement is hereby incorporated herein by reference. Other than restricted stock described in "THE MERGER--Potential Conflicts of Interest of Certain Persons in the Merger," there do not currently exist any restrictions on UWR's present or future ability to pay dividends on the common stock or the series A preference stock.

  (e) Not applicable. None of UWR, SLDE, LAH or LAH Acquisition has made an underwritten public offering of UWR common stock or series A preference stock for cash during the past three years which was registered under the Securities Act of 1933 or exempt from registration pursuant to Regulation A.

  (f) The information set forth in "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE" in the proxy statement is hereby incorporated herein by reference. UWR has not made any purchases of its common stock or series A preference stock since the commencement of its second full fiscal year preceding the date of this Transaction Statement.

Item 2. Identity and Background.

  (a)-(d),(g) This Schedule 13E-3 is being filed by UWR, SLDE, LAH and LAH Acquisition. UWR is the issuer of the common stock which is the subject of the Rule 13e-3 transaction. The information set forth in "SUMMARY--The Companies" and "THE COMPANIES" in the proxy statement is hereby incorporated herein by reference.

  Set forth below are the (i) name, (ii) present principal occupation or employment (iii) material occupations, offices or employments for the past five years, and (iv) citizenship of each director of UWR. The current business address for each individual listed below is United Water Resources Inc., 200 Old Hook Road, Harrington Park, NJ, 07640-1799. All directors of UWR also serve as directors of United Water New Jersey and United Waterworks.

                                     Present Principal Occupation or
Name                                 Employment; Material Occupations, Offices
                                     or Employments For the Past Five Years
Lawrence R. Codey, (e)               Director of UWR since 1991. President and
                                     Chief Operating Officer of Public Service
                                     Electric & Gas Co. since 1991. Director,
                                     Trust Company of New Jersey, Public
                                     Service Enterprise Group, Inc., and
                                     Sealed Air Corporation. United States
                                     citizen

Donald L. Correll, (e)               Chairman of UWR since 1994. Director,
                                     Chief Executive Officer and President of
                                     United Water since 1992. Director,
                                     Interchange Financial Service
                                     Corporation. United States citizen

Robert L. Duncan, Jr., (a)           Director of UWR since 1988. General
                                     Counsel of American Management
                                     Association International since July
                                     1998. Member of the law firm of De Forest
                                     & Duer through June 1998. United States
                                     citizen

George F. Keane, (a),(c)             Director of UWR since 1997. Chairman of
                                     Trigen Energy Corp. since 1994. President
                                     Emeritus and Senior Investment Advisor
                                     for The Common Fund 1993 to 1996.
                                     Director, Security Capital U.S. Real
                                     Estate Shares, Global Pharmaceutical Co., and Universal Stainless & Alloy Products.
                                     United States citizen

Name                                 Present Principal Occupation or
                                     Employment; Material Occupations, Offices
                                     or Employments For the Past Five Years
Thierry Bourbie, (c)                 Director of UWR since 1996. President of
                                     the International Water Division of SLDE since September 1996 and Director of French Water Operations 1994 to 1996.
                                     Chief Executive Officer and Chairman of
                                     Lyd Informatique (SLDE Subsidiary) 1994
                                     to 1996. Chief Executive Officer and
                                     Chairman of Apic Syst (SLDE Subsidiary)
                                     1991 to 1995. Director, AGBAR. French
                                     citizen

Peter Del Col, (p)                   Director of UWR since 1983. Chairman of
                                     Colson Services Corporation since January
                                     1998 and President 1986 to 1998. Chairman of FundQuest since 1994 and Partner, Colson Investments since 1985. United
                                     States citizen

Jon F. Hanson, (c),(e)               Director of UWR since 1986. Chairman of
                                     Hampshire Management Company since 1976.
                                     Director, Orange and Rockland Utilities,
                                     Inc., Prudential Insurance Company of
                                     America, Consolidated Delivery and
                                     Logistics, Fleet Trust Company and Neuman
                                     Distributors, Inc. United States citizen

Marcia L. Worthing, (c),(p)          Director of UWR since 1987. Executive
                                     Vice President of Mullin & Associates
                                     since November 1998. Senior Vice
                                     President--Human Resources and Corporate
                                     Affairs of Avon Products Inc. 1995 to
                                     November 1998, and Senior Vice
                                     President--Human Resources 1990 to 1995.
                                     United States citizen

Edward E. Barr, (a),(e)              Director of UWR since 1994. Chairman of
                                     Sun Chemical Corporation since January
                                     1998, and President and Chief Executive
                                     Officer since 1987. President and Chief
                                     Executive Officer of DIC American, Inc.
                                     1988 to 1997. Director, Dainippon Ink and
                                     Chemicals, Tokyo and First Union Corp.;
                                     Trustee, Northwestern Mutual Insurance
                                     Company. United States citizen

Charles Chaumin, (e),(p)             Director of UWR since July 1998. Vice
                                     President of the Americas of Lyonnaise
                                     since September 1998. Vice President of
                                     Aquas Argentina 1993 to September 1998.
                                     French citizen

Frank J. Borelli, (c),(p)            Director of UWR since 1983. Director of
                                     Marsh & McLennan Companies Inc. since
                                     1988 and Senior Vice President and Chief
                                     Financial Officer since 1984. Director,
                                     Interpublic Group of Companies Inc.
                                     United States citizen

Douglas W. Hawes, (e)                Director of UWR since 1983. Secretary of
                                     United Water since 1983. Of Counsel to
                                     law firm of LeBoeuf, Lamb, Greene &
                                     MacRae, L.L.P. since January 1999 and
                                     Partner through 1998. United States
                                     citizen

Name                                 Present Principal Occupation or
                                     Employment; Material Occupations, Offices
                                     or Employments For the Past Five Years
Dennis M. Newnham, (a),(p)           Director of UWR since 1986. President and
                                     Chief Executive Officer of The B.
                                     Manischewitz Company, LLC since January
                                     1999. President and Chief Executive
                                     Officer of Tsumura International 1996 to
                                     1999 and Adirondack Beverages Inc. 1995
                                     to 1996. Venture capitalist consultant in 1994. Director, Nutramax Products Inc.
                                     United States citizen

  Mr. Chaumin, Mr. Correll, Mr. Del Col, Mr. Hanson and Mr. Keane also serve as directors of United Properties Group. Mr. Correll serves as a director and officer of certain other subsidiaries of UWR.
--------
(a) Audit Committee member.
(c) Compensation Committee member.
(e) Executive Committee member.
(p) Pension Committee member.

Executive Officers of United Water

  The following table sets forth the (i) name, (ii) principal occupation or employment, (iii) material occupations, offices or employments for the past five years and (iv) citizenship of each executive officer of UWR and its subsidiaries who is not a director of UWR. The current business address for each individual listed below is United Water Resources Inc., 200 Old Hook Road, Harrington Park, NJ, 07640-1799.

                                     Present Principal Occupation or
Name                                 Employment; Material Occupations, Offices
                                     or Employments For the Past Five Years
William D. Colford                   Vice-President--Support Services of
                                     United Water M&S since November 1996.
                                     Vice President--Administration 1994 to
                                     1996. United States citizen

Frank J. DeMicco                     President of United Water New Jersey
                                     since August 1996. Vice President--
                                     Operations from 1992 to 1996. Senior Vice
                                     President of United Water M&S since 1994.
                                     United States citizen

Michael C.J. Fallon                  President of United Properties Group
                                     since January 1993. Vice President of
                                     United Water M&S since March 1998. United
                                     States citizen

Walton F. Hill                       Vice President--Regulatory Business of
                                     United Water M&S since August 1998. Vice
                                     President-- Regulatory Law 1994 to 1998.
                                     United States citizen

                                     Vice President of United Waterworks since
Robert J. Iacullo                    August 1998. Vice President--Regulatory
                                     Business of United Water M&S 1996 to 1998 and Vice President--Rates 1994 to 1996.
                                     United States citizen

John T. Marino                       Treasurer of United Water M&S since June
                                     1994. Treasurer of United Water in 1994.
                                     United States citizen

John Martinowich                     Vice President--External Affairs and
                                     Business Development of United Water M&S since January 1998. Assistant Vice
                                     President--External Affairs and Marketing
                                     1994 to 1998. United States citizen

Name                                 Present Principal Occupation or
                                     Employment; Material Occupations, Offices
                                     or Employments For the Past Five Years
                                     General Counsel of United Water since
Richard B. McGlynn                   August 1996. Vice President and General
                                     Counsel of United Water M&S since 1995.
                                     Partner of LeBoeuf, Lamb, Greene &
                                     MacRae, L.L.P. in 1994. United States
                                     citizen

Joseph Simunovich                    President and Chief of Staff of United
                                     Water M&S since November 1998. President since 1996 and Senior Vice President--
                                     External Affairs and Marketing 1994 to
                                     1996. United States citizen

John J. Turner                       Treasurer of United Water since June
                                     1994. Vice President-Chief Financial
                                     Officer of United Water M&S since
                                     November 1998 and Vice President-Finance and Controller 1994 to 1998. United
                                     States citizen

W. Marie Zanavich                    Vice President-Chief Information Officer
                                     of United Water M&S since December 1998.
                                     Assistant Vice President and Chief
                                     Information Officer 1994 to 1998. United
                                     States citizen

Directors and Executive Officers of SLDE

  Set forth below are the (i) name, (ii) present principal occupation or employment, (iii) material occupations, positions, offices or employments for the past five years and (iv) citizenship of each member of the Supervisory Board and each executive officer of SLDE. The current business address for each individual listed below is c/o SLDE, 1, rue d'Astorg, 75008 Paris, France. Telephone: 011-33-1-40-06-64-00.

Name                                 Present Principal Occupation or
                                     Employment; Material Positions Held
                                     During the Past Five Years; Citizenship
Jerome Monod                         Chairman of the Supervisory Board, SLDE
                                     (1997-present); Chairman of the Board,
                                     Lyonnaise des Eaux (1980-1997); Director and Chairman, LAH (1980-present). French citizen.

Jean Guy Gandois                     Vice Chairman of the Supervisory Board,
                                     SLDE (1997-present); Chairman and CEO,
                                     Pechiney (1986-1996); Chairman and CEO,
                                     Cockerill Sambre (1987-1999); President,
                                     French National Council of Employers
                                     (1996-1997). French citizen.

Gerhard Cromme                       Chairman of the Executive Board, Thyssen
                                     Krupp AG (1999-present); Chairman of the
                                     Executive Board, Fried. Krupp AG Hoesch-
                                     Krupp (1989-1999); Member of the
                                     Supervisory Board, SLDE (1997-present).
                                     German citizen.

Etienne Davignon                     Chairman, Societe Generale de Belgique
                                     (1985-present); Member of the Supervisory
                                     Board, SLDE (1997-present). Belgian
                                     citizen.

Paul Desmarais, Jr.                  Chairman of the Board and Co-Chief
                                     Executive, Power Corporation of Canada
                                     (1998-present); Director, Power
                                     Corporation of Canada (Canada); Member of the Supervisory Board, SLDE (1998-present); Director, PetroFina S.A.
                                     (Belgium); Director, Tractebel S.A.
                                     (Belgium); Director, Electrafina S.A.
                                     (Belgium); Director,

                                     GWL Properties Inc. (U.S.A.); Director,
                                     First Great-West Life & Annuity Insurance
                                     Company (U.S.A.); Director, Great-West
                                     Lifeco Inc. (Canada); Director, Gold
                                     Circle Insurance Company (Canada);
                                     Director, Gesca Ltd. (Canada); Director,
                                     La Presse Ltd. (Canada); Director, Les
                                     Journaux Trans-Canada (1996) Inc.
                                     (Canada); Director and Member of the
                                     International Council, INSEAD; Chairman,
                                     Canadian Foundation for International
                                     Management for INSEAD; Chairman, McGill
                                     University Faculty of Management
                                     International Advisory Board; Chairman,
                                     HEC International Advisory Committee.
                                     Canadian citizen.

Reto Domeniconi                      Member of the Supervisory Board, SLDE
                                     (1997-present); Directeur General, Nestle
                                     SA (1983-1996). Swiss citizen.

Lucien Douroux                       Chairman of the Supervisory Board, Credit
                                     Agricole Indosuez (1999-present); Member of the Supervisory Board, SLDE (1997-present); Chief Executive Officer, Caisse
                                     Nationale de Credit Agricole (1993-1999).
                                     French citizen.

Pierre Faurre                        Chairman and Chief Executive Officer,
                                     SAGEM (1987-present); Member of the
                                     Supervisory Board, SLDE (1997-present).
                                     French citizen.

Ricardo Fornesa Ribo                 Chief Executive Officer, Sociedad General
                                     de Aguas de Barcelona, S.A. (1979-
                                     present); Board Secretary and Assistant
                                     to the President, Caixa d'Estalvis i
                                     Pensions de Barcelona (1979-present);
                                     Member of the Supervisory Board, SLDE
                                     (1998-present); Director, Inmobiliara
                                     Colonial (1992-present); Director, E.
                                     Nacional Hidroelectrica del Ribagorzana
                                     (ENHER) Electricity (1994-present);
                                     Director, Cia. de Seguros Adeslas, S.A.
                                     (1994-1998); Director, Cia de
                                     Telecomunicaciones de Chile (1997-
                                     present). Spanish citizen.

Albert Frere                         Chairman of the Board, Groupe Bruxelles
                                     Lambert S.A. (1988-present); Chairman of the Board, Petrofina S.A. (1990-present);
                                     Chairman of the Board, Electrafina S.A.
                                     (1982-present); Chairman of the Board,
                                     Frere-Bourgeois S.A. (1970-present);
                                     Chairman of the Board, Erbe S.A. (1975-
                                     present); Deputy Chairman, Managing
                                     Director, and Member of the Executive
                                     Committee, Pargesa Holding S.A. (1981-
                                     present); Deputy Chairman, Compagnie
                                     Benelux Paribas S.A. (1973-present);
                                     Deputy Chairman, Total Fina S.A. (1999-
                                     present); Member of the Supervisory
                                     Board, SLDE (1997-present); Director,
                                     Coparex S.A. (1978-present); Director,
                                     Television Francaise 1, S.A. (1996-
                                     present); Director, L.V.M.H. S.A. (1997-present); Director, Audiofina S.A. (1992-present); Director, CLT/UFA (1987-present); Honorary Member of the Council of Regents, Banque Nationale de Belgique
                                     S.A. (1995-present). Belgian citizen.

Name Present Principal Occupation or Employment; Material Positions Held During the Past Five Years; Citizenship

Frederick Holliday                   Chairman, Northumbrian Water Group (1993-
                                     present); Chairman, The Go-Ahead Group
                                     Plc (1997-present); Board Member, Brewin
                                     Dolphin Plc (1996-present); Chairman,
                                     Northern Venture Capital Fund (1985);
                                     Member of the Supervisory Board, SLDE
                                     (1997-present); Board Member, Shell UK
                                     Limited (1980-1998); Board Member, Union
                                     Railways (1993-1996); Board Member,
                                     British Rail (1990-1993); Vice
                                     Chancellor, Durham University (1980-
                                     1990); Chairman, Northern Regional Board,
                                     Lloyds Bank (1986-1989); President,
                                     Freshwater Biological Association;
                                     President, British Trust for Ornithology;
                                     former Council Member, WaterAid; former
                                     Chairman, Nature Conservancy Council;
                                     past President, Scottish Marine
                                     Biological Association. British citizen.

Philippe Jaffre                      Chairman and Chief Executive Officer, Elf
                                     Aquitaine (1993-present); Member of the
                                     Supervisory Board, SLDE (1997-present).
                                     French citizen.

Jacques Lagarde                      Member of the Supervisory Board, SLDE
                                     (1997-present); Executive Vice President, the Gillette Company (1993-1998). United
                                     States citizen.

Jean Peyrelevade                     Chairman, Credit Lyonnais (1993-present);
                                     Member of the Supervisory Board, SLDE
                                     (1997-present). French citizen.

Claude Pierre-Brossolette            Chairman, Caisse de Refinancement
                                     Hypothecaire (1995-present); Chairman,
                                     Banque Eurofin (1995-1996); Member of the
                                     Supervisory Board, SLDE (1997-present);
                                     Director, Credit Lyonnais (1994-present);
                                     Director, Compagnie des Signaux (1996-
                                     present). French citizen.

Jean Syrota                          Chairman and Chief Executive, Compagnie
                                     Generale des Matieres Nucleaires (COGEMA)
                                     (1988-present); Director, TOTAL S.A.
                                     (1993-present); Director, Framatome
                                     (1989-present); Permanent Representative of COGEMA, Usinor (1995-present);
                                     Director, SAGEM (1996-present); Director,
                                     CEA-Industrie (1993-present); Board
                                     Member, CFC (1989-present); Board Member,
                                     FBFC (1989-present); Member of the
                                     Supervisory Board, SLDE (1997-present);
                                     Director, ERAP (1998-present); Permanent representative of COGEMA, EURODIF (1989-
                                     1997). French citizen.

Gerard Mestrallet                    President of the Executive Board and
                                     Chief Executive Officer, SLDE (1997-
                                     present); Chairman and Chief Executive
                                     Officer, Compagnie de Suez (1995-1997);
                                     Chief Executive Officer and Chairman of
                                     the Management Committee, Societe
                                     Generale de Belgique (1991-1995); Senior
                                     Executive Vice President, Compagnie de
                                     Suez (1991-1995). French citizen.

Philippe Brongniart                  Member of the Executive Board, SLDE
                                     (1997-present); Executive Vice President,
                                     Lyonnaise des Eaux (1993-1997); Director and President, LAH (1993-present);
                                     Director, H\\2\\O Acquisition Co. (1999-present); President, LEO Holding Company
                                     (1999-present). French citizen.

Name Present Principal Occupation or Employment; Material Positions Held During the Past Five Years; Citizenship

Francois Jaclot                      Executive Vice President and Member of
                                     the Executive Board, SLDE (1997-present);
                                     Senior Executive Vice President;
                                     Compagnie de Suez (1996-1997); Managing
                                     Partner, Demachy Worms & Compagnie (1994-
                                     1995); Director, Societe Generale de
                                     Belgique (1996-present); Director, GTM
                                     (1998-present); Director, Sita (1998-
                                     present); Director, Elyo (1998-present);
                                     Director, TPS (1998-present); Director,
                                     Banque Sofinco (1996-present); Director,
                                     Suez Industrie (1996-present); Director,
                                     M6 (1998-present); Director, Lyonnaise
                                     Communications (1998-present); Director,
                                     LEO Holding Company (1999-present).
                                     French citizen.

Directors and Executive Officers of LAH

  Set forth below are the (i) name, (ii) current business address, (iii) present principal occupation or employment, (iv) material occupations, positions, offices or employments for the past five years and (v) citizenship of each director and executive officer of LAH.

                                 Present Principal Occupation or Employment;
 Name and Current Business       Material Positions Held During the Past Five
 Address                                      Years; Citizenship
 -------------------------    -------------------------------------------------
 Jerome Monod                 Director and Chairman, LAH (1980-present);
  c/o Suez Lyonnaise des Eaux Chairman of the Supervisory Board, SLDE (1997-
  1, rue d'Astorg             present); Chairman of the Board, Lyonnaise des
  75008 Paris, France         Eaux (1980-1997). French citizen.

 Philippe Brongniart          Director and President of LAH (1993-present);
  c/o Suez Lyonnaise des Eaux Member of the Executive Board, SLDE (1997-
  1, rue d'Astorg             present); Executive Vice President, Lyonnaise des
  75008 Paris, France         Eaux (1993-1997); Director, H\\2\\O Acquisition
                              Co. (1999-present); President, LEO Holding
                              Company (1999-present). French citizen.

 Jean Michel Brault           Director and Executive Vice President, LAH (1997-
  c/o United Water Services   present); Vice President-North America, SLDE
  200 Old Hook Road           (1994-present); Vice Chairman and Chief Executive
  Harrington Park, New Jersey Officer, United Water Services LLC (1997-
  07640-1799                  present); Chairman and Chief Executive Officer,
                              United Water Services Canada L.P. (1997-present);
                              Chairman and Chief Executive Officer, United
                              Water Services Mexico LLC (1997-present);
                              Director and President, LAH Acquisition (1999-
                              present); Vice President--Business Development,
                              GTM International (SLDE subsidiary) (1992-1994).
                              French citizen.

 Thierry Bourbie              Director and Vice President, LAH (1998-present);
  c/o Suez Lyonnaise des Eaux Director, United Water Resources Inc. (1996-
  1, rue d'Astorg             present); President of the International Water
  75008 Paris, France         Division, SLDE (1996-present); Director of French
                              Water Operations Lyonnaise des Eaux (1994-1996);
                              Chief Executive Officer and Chairman, Lyd
                              Informatique (SLDE subsidiary) (1994-1996); Chief
                              Executive Officer and Chairman, Apic Syst (SLDE
                              subsidiary) (1991-1995), Director, Sociedad
                              General de Aguas de Barcelona, S.A. French
                              citizen.

 Joseph V. Boyle              Director, LAH (1997-present); Vice President-
  c/o United Water Services   Finance and Treasurer, LAH (1994-present); Vice
  200 Old Hook Road           President, United Water Services LLC (1997-
  Harrington Park, New Jersey present); Vice President, LAH Acquisition (1999-
  07640-1799                  present). United States citizen.

Directors and Executive Officers of LAH Acquisition

  Set forth below are the (i) name, (ii) current business address, (iii) present principal occupation or employment, (iv) material occupations, positions, offices or employments for the past five years and (v) citizenship of each director and executive officer of LAH Acquisition.

                                 Present Principal Occupation or Employment;
                                      Material Positions Held During the
 Name and Current Business                     Past Five Years;
 Address                                         Citizenship
 -------------------------    -------------------------------------------------
 Gerard Payen                 Executive Vice President of the International
  c/o Suez Lyonnaise des Eaux Water Division, SLDE (1997-present); Director,
  1, rue d'Astorg             LAH Acquisition (1999-present). French citizen.
  75008 Paris, France

 Charles Chaumin              Vice President, North America, SLDE (1993-
  c/o Suez Lyonnaise des Eaux present); Director, LAH Acquisition (1999-
  1, rue d'Astorg             present); Director, United Water Resources Inc.
  75008 Paris, France         (1998-present). French citizen.

 Jean Michel Brault           Director and Executive Vice President, LAH (1997-
  c/o United Water Services   present); Vice President-North America, SLDE
  200 Old Hook Road           (1994-present); Vice Chairman and Chief Executive
  Harrington Park, New Jersey Officer, United Water Services LLC (1997-
  07640-1799                  present); Chairman and Chief Executive Officer,
                              United Water Services Canada L.P. (1997-present);
                              Chairman and Chief Executive Officer, United
                              Water Services Mexico LLC (1997-present);
                              Director and President, LAH Acquisition (1999-
                              present); Vice President--Business Development,
                              GTM International (SLDE subsidiary) (1992-1994).
                              French citizen.

 Joseph V. Boyle              Director, LAH (1997-present); Vice President-
  c/o United Water Services   Finance and Treasurer, LAH (1994-present); Vice
  200 Old Hook Road           President, United Water Services LLC (1997-
  Harrington Park, New Jersey present); Vice President, LAH Acquisition (1999-
  07640-1799                  present). United States citizen.

  (e)(f) During the last five years, none of UWR, SLDE, LAH, LAH Acquisition, or, to the best of their knowledge, any of the persons listed above in this
Item 2 has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which any such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such law.

Item 3. Past Contacts, Transactions or Negotiations.

  (a)(1) The information set forth in "SUMMARY--The Merger," "THE MERGER-- Potential Conflicts of Interests of Certain Persons in the Merger" and "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE" in the proxy statement is hereby incorporated herein by reference.

  (a)(2) The information set forth in "SUMMARY--The Merger," "THE MERGER-- Potential Conflicts of Interests of Certain Persons in the Merger" and "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE" in the proxy statement is hereby incorporated herein by reference.

  (b) The information set forth in "SUMMARY--The Merger," "THE MERGER-- Potential Conflicts of Interests of Certain Persons in the Merger" and "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE" in the proxy statement is hereby incorporated herein by reference.

Item 4. Terms of the Transaction.

  (a) The information set forth in "SUMMARY--The Merger," "SUMMARY--The Merger Agreement," "THE MERGER" and "THE MERGER AGREEMENT" in the proxy statement is hereby incorporated herein by reference.

  (b) The information set forth in "SUMMARY--The Merger," "SUMMARY--The Merger Agreement," "THE MERGER" and "THE MERGER AGREEMENT" in the proxy statement is hereby incorporated herein by reference.

Item 5. Plans or Proposals of UWR or Affiliate.

  (a)-(g) The information set forth in "SUMMARY--The Merger;" "THE MERGER-- Overview" and "THE MERGER--Certain Effects of the Merger" in the proxy statement is hereby incorporated herein by reference.

Item 6. Source and Amounts of Funds or Other Consideration.

  (a)-(c) The information set forth on the Cover Page and in "MERGER RELATED FINANCING" and "THE SPECIAL MEETING--Cost of Solicitation of Proxies" in the proxy statement is hereby incorporated herein by reference.

  (d) Not Applicable.

Item 7. Purpose(s), Alternatives, Reasons and Effects.

  (a)-(c) The information set forth in "SUMMARY--The Merger; "THE MERGER-- Background of the Merger; "THE MERGER--Reasons for the Merger and Recommendation of the Board of Directors," "THE MERGER--SLDE's and LAH's Belief that the Merger is Fair to UWR's Unaffiliated Stockholders;" "THE MERGER-- Certain Effects of the Merger" and "THE MERGER--Rothschild as Financial Advisor to SLDE and LAH" in the proxy statement is hereby incorporated herein by reference.

  (d) The information set forth in "SUMMARY--The Merger;" "THE MERGER--Federal Income Tax Consequences;" "THE MERGER--Certain Effects of the Merger" and "THE MERGER AGREEMENT--Effects of the Merger" in the proxy statement is hereby incorporated herein by reference.

Item 8. Fairness of the Transaction.

  (a)-(f) The information set forth in "SUMMARY--The UWR Special Merger;" "THE SPECIAL MEETING--Vote Required;" "THE MERGER--Background of the Merger;" "THE MERGER--Reasons for the Merger and Recommendation of the Board of Directors;" "THE MERGER--SLDE's and LAH's Belief That The Merger is Fair To UWR's Unaffiliated Stockholders;" "THE MERGER--Opinion of UWR's Financial Advisor;" "THE MERGER--Certain Effects of the Merger;" "THE MERGER--Rothschild as Financial Advisor to SLDE and LAH;" "THE MERGER--Potential Conflicts of Interest of Certain Persons in the Merger" and "ANNEX B--Opinion of Morgan Stanley & Co. Incorporated" dated as of the date of the proxy statement in the proxy statement is hereby incorporated herein by reference. See also Exhibits B(4) and B(5)--Rothschild Inc.'s report dated June 1999, to SLDE and LAH, entitled "Periodic Review of Strategic Alternatives in the U.S. Water Market", and Rothschild Inc.'s report, dated August 1999, to SLDE and LAH, entitled "Review of Strategic Alternatives," respectively and Exhibit B(1) "Opinion of Morgan Stanley & Co. Incorporated" dated as of August 20, 1999.

Item 9. Reports, Opinions, Appraisals and Certain Negotiations.

  The information set forth in "THE MERGER--Background of the Merger;" "THE MERGER--Reasons for the Merger and Recommendation of the Board of Directors;" "THE MERGER--Opinion of UWR's Financial Advisor;" "THE MERGER--Certain Effects of the Merger;" "THE MERGER--Rothschild as Financial Advisor to SLDE and LAH;" "THE MERGER--Potential Conflicts of Interest of Certain Persons in the Merger" and "ANNEX B--Opinion of Morgan Stanley & Co. Incorporated" dated as of the date of the proxy statement in the proxy statement is hereby incorporated herein by reference. See also Exhibits B(4) and B(5)--Rothschild Inc.'s report dated June 1999, to SLDE and LAH, entitled "Periodic Review of Strategic Alternatives in the U.S. Water Market" and Rothschild Inc.'s report, dated August 1999, to SLDE and LAH, entitled "Review of Strategic Alternatives" respectively, and Exhibit B(1), "Opinion of Morgan Stanley & Co. Incorporated" dated as of August 20, 1999.

Item 10. Interest in Securities of UWR.

  (a) The information set forth in "FIVE PERCENT OWNER OF UWR COMMON STOCK" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" in the proxy statement is hereby incorporated herein by reference.

  (b) The information set forth in "FIVE PRECENT OWNER OF UWR COMMON STOCK;" "PRICE OF UWR COMMON STOCK AND DIVIDENDS" "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE" and "SUMMARY--Price of UWR Common Stock and Dividends" in the proxy statement is hereby incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to UWR's Securities.

  The information set forth in "SUMMARY--The Merger" "SUMMARY--The Merger Agreement;" "THE MERGER;" "THE MERGER AGREEMENT;" "THE COMPANIES--Recent Transactions Between UWR, LAH and SLDE;" "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "FIVE PERCENT OWNERSHIP OF UWR COMMON STOCK" in the proxy statement is hereby incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

  (a)-(b) The information set forth in "THE MERGER--Reasons for the Merger and Recommendation of the UWR Board of Directors;" "QUESTIONS AND ANSWERS ABOUT THE MERGER;" "THE MERGER--Rothschild as Financial Adviser to SLDE and LAH;" "SUMMARY" and "THE MERGER--Background of the Merger" in the proxy statement is hereby incorporated herein by reference.

Item 13. Other Provisions of the Transaction.

  (a) The information set forth in "THE MERGER--Absence of Appraisal Rights" in the proxy statement is hereby incorporated herein by reference.

  (b) The information set forth in "THE MERGER AGREEMENT--Access to Information" and "WHERE YOU CAN FIND MORE INFORMATION" in the proxy statement is hereby incorporated herein by reference.

  (c) Not applicable.

Item 14. Financial Information.

  (a)(1) The information set forth in "SELECTED HISTORICAL AND FINANCIAL DATA" and "Opinion of Morgan Stanley & Co. Incorporated" dated as of the date of the proxy statement, in, and annexed to, the proxy statement as Annex B is hereby incorporated herein by reference. See also, Exhibit B(1) "Opinion of Morgan Stanley & Co. Incorporated" dated as of August 20, 1999.

  (a)(2) The information set forth in UWR's Form 10-Q for the quarterly period ended June 30, 1999, as filed August 9, 1999, is incorporated herein by reference.

  (a)(3) The information set forth in UWR's Form 10-K for the fiscal year ended December 31, 1998, as filed March 23, 1999, is incorporated herein by reference.

  (a)(4) The information set forth in UWR's Form 8-K, as filed August 27, 1999, is incorporated herein by reference.

  (b) Not Applicable.

Item 15. Persons and Assets Employed, Retained or Utilized.

  (a) The information set forth in "SUMMARY--The Merger;" "SUMMARY--The Merger Agreement;" "THE SPECIAL MEETING--Cost of Solicitation of Proxies;" "THE MERGER--Overview" and "THE MERGER--Certain Effects of the Merger" in the proxy statement is hereby incorporated by reference.

  (b) The information set forth in "THE SPECIAL MEETING--Cost of Solicitation of Proxies;" "THE MERGER--Background of the Merger;" "THE MERGER--Reasons for the Merger and Recommendation of the UWR Board of Directors;" "THE MERGER-- Opinion of UWR's Financial Advisor;" "THE MERGER--Rothschild as Financial Advisor to SLDE and LAH;" "THE MERGER AGREEMENT--Exchange of Stock Certificates" and "Opinion of Morgan Stanley & Co. Incorporated" dated as of the date of the proxy statement, in, and annexed to, the proxy statement as Annex B in the proxy statement is hereby incorporated by reference. See also Exhibits B(4) and B(5)--Rothschild Inc.'s Report dated June 1999, to SLDE and LAH, entitled "Periodic Review of Strategic Alternative in the U.S. Water Market," and "Rothschild Inc.'s Report, dated August 1999, to SLDE and LAH, entitled "Review of Strategic Alternatives," respectively, to this Transaction Statement, and Exhibit B(1), "Opinion of Morgan Stanley & Co. Incorporated" dated August 20,1999.

Item 16. Additional Information.

  The information set forth in the proxy statment and the Annexes thereto and the other Exhibits hereto are hereby incorporated herein by reference.

Item 17. Material to be Filed as Exhibits


 Item (a)    --Not applicable.
 Item (b)(1) --Opinion of Morgan Stanley & Co. Incorporated, dated as of August
              20, 1999.
 Item (b)(2) --Opinion of Morgan Stanley & Co. Incorporated, dated as of the date of the proxy statement, filed as Annex B to the proxy statement and incorporated herein by reference.*
 Item (b)(3) --"Project Hoops" Presentation by Morgan Stanley & Co.
              Incorporated, dated August 19, 1999, at the UWR Fairness
              Committee Meeting.
 Item (b)(4) --Rothschild Inc.'s report dated June 1999, to SLDE and LAH, entitled "Periodic Review of Strategic Alternatives in the U.S.
              Water Market."
 Item (b)(5) --Rothschild Inc.'s report dated August 1999, to SLDE and LAH, entitled "Review of Strategic Alternatives."
 Item (c)(1) --Governance Agreement between United Water Resources and
              Lyonnaise American Holding Inc., dated April 22, 1994 (Filed in
              Appendix A to Registration Statement No. 33-51703).
 Item (c)(2) --Agreement and Plan of Merger by and among United Water Resources
              Inc., Lyonnaise American Holding, Inc., LAH Acquisition Co. and
              Suez Lyonnaise des Eaux, dated as of August 20, 1999, filed as
              Annex A to the proxy statement incorporated herein by reference.
 Item (d)(1) --Preliminary proxy statement of United Water Resources Inc. and related Notice of Special Meeting.
 Item (d)(2) --Form of Proxy.
 Item (e)    --Not applicable.
 Item (f)    --Not applicable.

---------------------
* To be filed with proxy statment

                                   SIGNATURE

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: October 5, 1999

                                          United Water Resources Inc.

                                                       /s/
                                          By___________________________________
                                            Name: Donald L. Correll
                                            Title: Chief Executive Officer

                                          Suez Lyonnaise des Eaux

                                                      /s/
                                          By___________________________________
                                            Name: Jean Michel Brault
                                            Title: Vice President--North
                                            America

                                          Lyonnaise American Holding, Inc.

                                                       /s/
                                          By___________________________________
                                            Name: Joseph V. Boyle
                                            Title: Vice President--Finance

                                          Lah Acquisition Co.

                                                      /s/
                                          By___________________________________
                                            Name: Jean Michel Brault
                                            Title: President

                                 EXHIBIT INDEX

 Exhibit A    --Not applicable.
 Exhibit B(1) --Opinion of Morgan Stanley & Co. Incorporated, dated as of
               August 20, 1999.
 Exhibit B(2) --Opinion of Morgan Stanley & Co. Incorporated, dated as of the date of the proxy statement, filed as Annex B to the proxy statement incorporated herein by reference.*
 Exhibit B(3) --"Project Hoops" Presentation by Morgan Stanley & Co.
               Incorporated, dated August 19, 1999, at the UWR Fairness
               Committee Meeting.
 Exhibit B(4) --Rothschild Inc.'s report dated June 1999, to SLDE and LAH, entitled "Periodic Review of Strategic Alternatives in the U.S.
               Water Market."
 Exhibit B(5) --Rothschild Inc.'s report dated August 1999, to SLDE and LAH, entitled "Review of Strategic Alternatives."
 Exhibit C(1) --Governance Agreement between United Water Resources and
               Lyonnaise American Holding Inc., dated April 22, 1994 (Filed in
               Appendix A to Registration Statement No. 33-51703).
 Exhibit C(2) --Agreement and Plan of Merger by and among United Water
               Resources Inc., Lyonnaise American Holding, Inc., LAH
               Acquisition Co. and Suez Lyonnaise des Eaux, dated as of August
               20, 1999, filed as Annex A to the proxy statement incorporated herein by reference.
 Exhibit D(1) --Preliminary proxy statement of United Water Resources Inc. and related Notice of Special Meeting.
 Exhibit D(2) --Form of Proxy.
 Exhibit E    --Not applicable.
 Exhibit F    --Not applicable.

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* To be filed with the definitive proxy statment

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